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                      SECURITIES AND EXCHANGE COMMISSION

                            450 Fifth Street, N.W.
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of report: April 13, 2000

                Volkswagen Credit Auto Receivables Corporation
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              (Exact Name of Registrant as Specified in Charter)


                                   EXHIBITS

        Delaware                   33-80055                   38-2748796
        --------                   --------                   ----------
(State of Incorporation)   (Commission File Number)    (IRS Employer Id. No.)

                 3800 Hamlin Road, Auburn Hill, Michigan 48326
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              (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code: (248) 340-4938

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events

        The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Trust, Series 1996-1 for the Collection Period ended April 13, 2000, provided to Citibank, N.A., as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     Designation           Description                   Method of Filing
     -----------           -----------                   ----------------
     Exhibit 20      Report for the month ended       Filed with this report.
                     April 13, 2000 provided to
                     Citibank, N.A., as trustee
                     under the Volkswagen
                     Credit Auto Master Trust,
                     Series 1996-1

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Volkswagen Credit Auto Master Trust


                                        By: Volkswagen Credit Auto
                                            Receivables Corporation

                                        By: /s/ Timothy J. Flaherty
                                           --------------------------------
                                                Timothy J. Flaherty